Final(1) Cash Offers

20 November 2006

(1) The Final Cash Offers will not be revised except that NAL reserves the right to revise the Final Offers: (i) upon the recommendation of the LSE Board; or (ii) if a firm intention to make a competing offer for LSE is announced, whether or not subject to any preconditions

This presentation does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any security, nor shall there be any sale, issuance or transfer of the securities referred to in this presentation in any jurisdiction in contravention of applicable law.

Copies of this presentation and any documentation relating to the Final Cash Offers are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into, or by use of the mails of, or by any means or instrumentality (including, without limitation, facsimile transmission, telex, telephone or e-mail) of interstate or foreign commerce of, or of any facility of a national securities exchange of, Australia or Canada or any other jurisdiction where to do so would be unlawful (the Restricted Jurisdictions).

This presentation contains certain forward-looking statements with respect to The Nasdaq Stock Market, Inc. (“NASDAQ”), Nightingale Acquisition Limited (“NAL”) and London Stock Exchange Group plc (“LSE”). These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of the operations of the NASDAQ group or the London Stock Exchange Group; and (iii) the effects of government regulation on the business of the NASDAQ group or the London Stock Exchange Group.

These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of any such person, or industry results, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. All subsequent oral or written forward-looking statements attributable to NASDAQ, Nightingale Acquisition Limited or LSE or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above.

Not for distribution in or into or from Australia or Canada.

Greenhill & Co. International LLP, which is regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for NASDAQ and NAL and for no-one else in connection with the Final Cash Offers and will not be responsible to anyone other than NASDAQ and NAL for providing the protections afforded to clients of Greenhill or for giving advice in relation to the Final Cash Offers.

Dresdner Kleinwort Securities Limited, which is regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for NASDAQ and NAL and for no-one else in connection with the Final Cash Offers and will not be responsible to anyone other than NASDAQ and NAL for providing the protections afforded to clients of Dresdner Kleinwort Securities Limited or for giving advice in relation to the Final Cash Offers.

Banc of America Securities Limited, which is regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for NASDAQ and NAL and for no-one else in connection with the Final Cash Offers and will not be responsible to anyone other than NASDAQ and NAL for providing the protections afforded to clients of Banc of America Securities Limited or for giving advice in relation to the Final Cash Offers.

A compelling strategic and industrial combination

“The combination of NASDAQ and the London Stock Exchange brings together the two world leading fully electronic equities exchanges”

NASDAQ + LSE : a remarkable fit

Similar market models with multiple competing market makers

Two highly experienced and complementary sized organisations, with hugely attractive growth potential in their respective fields

Breadth of issuer and investor base, serviced by a recognised and talented financial community

Unite deep pools of liquidity in the two largest capital markets of London and New York

Complementary strategies of attracting international companies

Comparable cultures of excellence and passion in providing best in class services and products

The best partner for the London Stock Exchange from a market structure and business perspective

Two of the world's largest exchanges coming together

NASDAQ®	London Stock Exchange
Gross margin[1]: \$526 million / £289 million	Turnover[4]: \$531 million / £297.5 million
3,206 listed companies[2]	3,212 listed companies[2]
Domestic market capitalisation[3]: \$3.7 trillion/ £2.0 trillion	Domestic market capitalisation[3]: \$3.4 trillion/ £1.8 trillion
Total market capitalisation[3]: \$4.1 trillion / £2.2 trillion	Total market capitalisation[3]: \$7.7 trillion / £4.1 trillion
Average daily volume: 5.2 million bargains[2]	Average daily volume: 0.4 million bargains[7]
Value traded: \$8.8 trillion / £4.7 trillion[2][9]	Value traded: \$5.6 trillion / £3.0 trillion[2]
IPOs: 87[5]	IPOs: 51 (Main Market) / 199[8] (AIM)
400,000 information terminals for professionals[6]	91,000 information terminals for professionals[7]
1.4 million information terminals for non-professionals [6]	18,000 information terminals for non-professionals[7]

Note:
(1) NASDAQ 2005 results, £/\$ = 1.8196 average rate for the period from 3 January 2005 to 30 December 2005, source: Bloomberg; (2) World Federation of Exchanges as of September 2006; (3) World Federation of Exchanges, market capitalisation of domestic companies listed on The Nasdaq Stock Market and the London Stock Exchange, September 2006, £/\$=1.8723 as at 30 September 2006, source: Bloomberg; (4) LSE annual report 2006, £/\$=1.7857, average rate for the period from 1 April 2005 to 31 March 2006, source: Bloomberg; (5) NASDAQ third quarter 2006 Results - 9 months to September 2006; (6) NASDAQ information; (7) LSE interim results 2007; (8) LSE information - 9 months to September 2006; (9) 9 months to September 2006

NASDAQ

5

Transaction highlights

An attractive price with a premium that fully reflects LSE’s standalone prospects and expected synergies

A combination that will yield benefits to all users of LSE

The leading global, cross-border equity market platform

The leading global exchange by number of listings

The most active global equity exchange

The natural choice for international issuers, investors and market participants

A robust governance and regulatory proposal

Commitment to continue LSE’s market structure

A proposal that furthers London’s pre-eminence as Europe’s premier financial centre

The Final(1) Cash Offers

Ordinary LSE share: 1,243 pence in cash

A premium of 54% over the closing price(2) of 10 March 2006, the Business Day immediately prior to LSE’s announcement that it had received an approach by NASDAQ

A premium of 40% over NASDAQ’s indicative offer price(2) of 9 March 2006

A multiple of 27.9x and 24.9x(3) adjusted earnings for the twelve months to 31 March 2006 and 31 March 2007 respectively

A premium to the P/E multiple of the European sector(4) of 24.5x and 18.8x(3) for the twelve months to 31 March 2006 and 31 March 2007 respectively

A multiple of 20.1x and 15.7x(3) EBITDA for the twelve months to 31 March 2006 and 31 March 2007 respectively

LSE B Share: 200 pence in cash (plus an amount equal to the accrued dividend)

Note:

(1) The Final Cash Offers will not be revised except that NAL reserves the right to revise the Final Offers: (i) upon the recommendation of the LSE Board; or (ii) if a firm intention to make a competing offer for LSE is announced, whether or not subject to any preconditions

(2) Adjusted for LSE capital return

(3) I/B/E/S as of 19 November 2006

(4) European sector multiples comprised of Deutsche Börse, OMX, BME and HEE. Calendarised to March year-end

Deliverability

Fully financed Cash Offers

No requirement for NASDAQ shareholder approval

No expectation for the transaction to give rise to any significant antitrust issues

NASDAQ will today submit a filing to the OFT

Not subject to any other formal regulatory approvals

Completion targeted for the first quarter of 2007

LSE’s share price performance has significantly outpaced its growth in earnings

Rolling NTM PER

10x

12x

14x

16x

18x

20x

22x

24x

Deutsche Börse / Euronext approach

NASDAQ stakebuilding

End of NASDAQ Rule 2.8 period

+96.1%

Nov-03

Nov-04

Nov-05

Nov-06

The standalone growth prospects, as well as the significant benefits of a combination, are fully reflected in its offer price

Source: Next Twelve Months earnings multiple, Datastream as of 17 November 06

An offer at a significant premium to the European sector

EV / EBITDA rating(1)

22.0x

20.1x Premium of 48%

20.0x

18.0x multiple

15.7x Premium of 36%

16.0x

EBITDA

14.0x 13.6x

12.0x 11.6x

10.0x

Nightingale offer European sector Nightingale offer European sector FY 2006 FY 2007

P/E rating(1)

PE multiple

29.0x

27.9x

Premium of 14%

27.0x

Premium of 33%

24.9x

25.0x 24.5x 23.0x 21.0x

18.8x

19.0x

17.0x

15.0x

Nightingale offer European sector Nightingale offer European sector FY 2006 FY 2007

An attractive price that reflects a significant premium

Note:

(1) I/B/E/S as of 19 November 2006; European sector multiples comprised of Deutsche Börse, OMX, BME and HEE. Calendarised to March year-end

Wide ranging benefits to all users

INVESTORS

ISSUERS

TRADERS

OTHER MARKET CONSTITUENTS

Full range of efficient capital raising solutions(1)

Largest electronic liquidity pool in a highly efficient, innovative and low cost trading environment

Superior range of market information services and financial products for the benefits of the investment community

Unrivalled track record of service improvement, price leadership and product expansion

Ideally positioned to lead further consolidation in an increasingly competitive space for the benefit of all users

A powerful player in a rapidly changing landscape offering price leadership, technology and operational excellence

Note:

(1) Main Market, Global Select, AIM, Portal

Benefits for London as a financial centre

The combined entity will be well positioned to lead the sector and compete effectively with any transatlantic or European combination

Increased strength to further drive the consolidation of the international exchange space

LSE and NASDAQ will jointly be promoted as destinations for international listings taking into consideration the needs of each individual issuer

LSE’s head office to remain in London and LSE brands will be maintained and promoted

The combined entity will review the branding of the parent company

NASDAQ intends to seek a secondary listing in London as soon as practicable

Robust Governance

LSE will continue to be run as a Recognised Investment Exchange (RIE) regulated solely by the FSA - detailed discussions held with the FSA

LSE will have its own independent board with a majority of independent non-executive directors

Two user representatives will be appointed to the independent board

Creation of the London Oversight Committee comprised of user representatives and an independent Chairman who will retain veto rights over:

proposed changes to LSE listing standards, and

location of the main RIE operations

NASDAQ welcomes the proposed changes to the FSMA announced by the Economic Secretary to the Treasury, Ed Balls, and believes its proposals are consistent with this prospective legislation

Robust Governance (cont.)

FULL LONDON STOCK EXCHANGE BOARD – Minimum of 9 Members

Executive Directors

4 Executive Directors of LSE or other NASDAQ group companies

At least 1 member of the LSE Board will also be a board member of NASDAQ

Non-Executive Directors

At least 5 Independent Directors or user representatives form a majority

2 members would be user representatives (from UK banks and/or issuers)

Chairman would be an Independent Director

Audit Committee

Monitor integrity of financial statements

Review internal controls

Ensure compliance with regulations

Comprised solely of independent directors

London Oversight Committee

Terms set out in articles of LSE

NASDAQ to undertake not to change structure of the Committee without FSA consent

Veto right over migration of >20% of cost / >20% of revenue base out of UK and listing rule changes (except if requested by UKLA or by UK laws)

The Independent Chairman to be an individual with a substantial track record in the economic or regulatory oversight of the City of London

NASDAQ Board meetings will be held regularly at LSE headquarters in London

NASDAQ: a unique fit for the London Stock Exchange

The best partner for the London Stock Exchange from a market structure and business perspective

NASDAQ and LSE will combine two similarly sized organisations each business has strong growth potential and experience in providing international companies with access to large pools of investors and capital

Both organisations have a similar market structure with multiple competing market makers supporting highly efficient and deeply liquid electronic limit order book trading

Both entities support the ability of competing liquidity pools to carry out off-order book transactions under the same regulatory and trade reporting umbrella as order book trades

Both businesses provide market information services and develop financial products

Transaction highlights

An attractive price with a premium that reflects LSE’s standalone prospects and expected synergies

A combination that will yield benefits to all users of LSE

The leading global, cross-border equity market platform

The leading global exchange by number of listings

The most active global equity exchange

The natural choice for international issuers, investors and market participants

A robust governance and regulatory proposal

Commitment to continue LSE’s market structure

A proposal that furthers London’s pre-eminence as Europe’s premier financial centre

NASDAQ Investor Relations Centre

http://ir.nasdaq.com/downloads.cfm